Fidelity®

Four-in-One Index

Fund

Annual Report

February 28, 2001

(Fidelity Investment logo)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After a strong recovery in January, equity markets gave up their gains in February as consumer confidence slumped to a four-year low. The NASDAQ® index - heavily weighted with technology stocks - experienced its third-worst monthly performance ever. On the other hand, fixed-income investments continued to provide downside protection and positive returns for investors. High-yield securities and investment-grade corporate bonds were among the strongest performers in the first two months of 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Life of fund
Fidelity Four-in-One Index	-10.35%	-2.07%
Fidelity Four-in-One Composite	-10.14%	-1.41%
S&P 500®	-8.20%	-6.42%
Wilshire 4500 Completion	-31.66%	-3.40%
MSCI EAFE®	-17.24%	-3.19%
LB Aggregate Bond	13.44%	15.78%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on June 29, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Fidelity Four-in-One Composite Index, a hypothetical combination of unmanaged indices combining the total returns of the Standard & Poor's 500SM  (S&P 500®) Index, Wilshire 4500 Completion Index, Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®), and Lehman Brothers Aggregate Bond Index using a weighting of approximately 55%, 15%, 15%, and 15%, respectively. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Period ended February 28, 2001	Past 1 year	Life of fund
Fidelity Four-in-One Index	-10.35%	-1.24%
Fidelity Four-in-One Composite	-10.14%	-0.85%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Four-in-One Index Fund on June 29, 1999, when the fund started. As the chart shows, by February 28, 2001, the value of the investment would be $9,793 - a 2.07% decrease on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Fidelity Four-in-One Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would be $9,358 - a 6.42% decrease. You can also look at how the Fidelity Four-in-One Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index, the Wilshire 4500 Completion Index, the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Lehman Brothers Aggregate Bond Index, according to the fund's target asset allocation, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would be $9,859 - a 1.41% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Jennifer Farrelly, Portfolio Manager of Fidelity Four-in-One Index Fund

Q. How did the fund perform, Jennifer?

A. For the 12-month period that ended February 28, 2001, the fund posted a total return of -10.35%. That performance closely tracked the Fidelity Four-in-One Composite Index, which returned -10.14% during the same time frame.

Q. How would you describe the investment environment for U.S. stocks during the past year?

A. The U.S. equity market underwent a dramatic transition. At the start of the period, the market was primarily led by high-growth stocks. Enthusiasm in the technology sector had reached unprecedented levels, the economy was growing at a robust pace and there were growing concerns about inflation that prompted the Federal Reserve Board to increase key interest rates three times in early 2000. When the period began, stocks in sectors with less lofty growth rates - but stable earnings growth nonetheless - such as health care and consumer industries, were largely ignored. However, the euphoria over growth stocks and the economic optimism that existed came to an abrupt halt in early March, when technology stocks experienced a correction. Investors began to question soaring valuations in the sector, as well as the negative impact of slowing demand for personal computers and electronic components and the rising cost of energy. With technology stocks sharply falling, investors fled to more defensive areas of the market, such as health care, finance and consumer staples, driving prices in these sectors higher. After a brief flirtation with a recovery during the summer, tech stocks- such as Jupiter Networks, Cisco Systems and Nortel Networks - faced a series of weaker corporate earnings and gloomy growth forecasts in the fall and winter that exacerbated the sector's downtrend. This growing pessimism in technology eventually spread to areas within the sector - such as software and computer services - that initially had not been punished as harshly by the earlier correction. The continued tech weakness spurred further demand for defensive stocks, or those less likely to be hurt by a slowing economy. In an attempt to boost the flagging economy, the Fed reversed its hawkish stance on inflation in December and switched its bias toward easing rates - which it did twice in January.

Q. Can you elaborate on the specific areas of the S&P 500 index most affected by the market's rotation?

A. Sure. Given the economic slowdown, investors rewarded sectors that were attractively valued in price relative to earnings, and sectors less likely to see a decline in revenues despite a reduction in consumer spending. Pharmaceutical stocks, for example, were attractive because drugs were seen as one of the last areas consumers would cut back on during tough times. This sentiment sent shares of Bristol-Myers Squibb, Merck, Pfizer and others higher. In the natural resources sector, the favorable fundamentals of energy stocks attracted new investors. A supply shortage and growing demand for both gas and oil sent stock prices higher, including those of Exxon Mobil, Texaco and Burlington Resources. Increased capital spending by energy companies also boosted the returns of drilling and exploration companies, such as Baker Hughes and Apache. In the finance sector, investors bid up prices of government-sponsored enterprises Fannie Mae and Freddie Mac on the prospect of lower interest rates and reduced political strife over a legislative proposal to alter their regulatory status. In addition to technology, other areas also were hurt by the economic slowdown. A number of factors hurt the performance of telecommunications companies, such as Nextel, Sprint-PCS and WorldCom. Investors retreated from this sector after financing dwindled for telecommunications companies looking to build out their networks. In turn, this capital spending slowdown weakened growth forecasts among a number of technology industries, including manufacturers of semiconductors, electronics and optical components. Elsewhere, the reduction in consumer spending hurt many retailers, including Circuit City, Costco, Home Depot and Gap.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors influenced the poor performance of the Wilshire 4500 index?

A. Once again, weakness in the technology sector, which makes up about a third of the assets in the Wilshire 4500, caused the bulk of the index's poor absolute performance. Smaller technology stocks, particularly those not yet profitable and those with unproven business models, were among the first to suffer when investors began scrutinizing valuations. These stocks - many tied to the Internet, such as VeriSign, Amazon.com and CMGI - also were among those to retract the most in price. While the overall performance of finance stocks held by the index was strong - Berkshire Hathaway and AXA Financial, for example - those gains weren't enough to offset the poor returns generated by technology stocks.

Q. Was the equity situation any brighter in the international markets?

A. Not particularly. As more companies have emphasized a global approach, a sudden change in the fundamentals of a particular sector, or economy, can have far-reaching ramifications. This was evident during the past year, when rising oil prices, weakening global economies and a growing number of corporate earnings disappointments sent most world markets into declines. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australasia and the Far East - finished the period down 17.24%. As was the case in the U.S., a combination of factors, including a softening of sales in many tech-related industries, fears that telecom services companies might have overextended themselves in capital spending and unproven business models tied to the Internet, hurt stock prices across the globe. In kind, investors turned to more defensive sectors. Additionally, weakness in the euro currency hampered returns. But the strength of some U.K. and other European bank stocks, as well as pharmaceutical companies, helped offset the MSCI EAFE index's exposure to many weak Asian markets. Asian equity markets were among the worst performers in the period, as several countries struggled to overcome bad loans and ineffective financial restructuring programs. Meanwhile, the Canadian market was hurt less by the technology correction than other international markets, due to its heavy component of relatively better-performing energy and financial services stocks.

Q. What about the U.S. bond market?

A. The extended weakness in equities during the past 12 months was a benefit to bonds, as investors sought the relative safety that fixed-income investments typically provide. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 13.44% during the period. Agencies led all categories, rallying in the latter part of the period behind the aforementioned reduced political risk surrounding government-sponsored enterprises. Discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. A shrinking supply of long-dated Treasuries - a result of the U.S. government's plan to buy back outstanding debt and reduce future issuance - sent Treasury prices soaring and yields plummeting. Corporate bonds lagged most other fixed-income categories for the majority of the period due to deteriorating credit and weakness in the economy. But corporates staged a huge comeback in January when the Fed twice reduced key short-term interest rates in hopes of spurring the economy. This aggressive action - the largest one-month tightening move in a decade - sent stock prices soaring and helped boost the return of corporate bonds.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. At period end, there was considerable evidence that the domestic economy had slowed, but mixed sentiment as to the severity of the slowdown. However, few companies in any sector were guiding future earnings higher, and many had reduced their forecasts for at least the first two quarters of 2001. That said, if the Fed moves aggressively to reduce lending costs further and such action boosts consumer confidence, the outlook for corporate earnings and the economy may recover to a degree more favorable for equity investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return by investing in a combination of four Fidelity stock and bond index funds

Fund number: 355

Trading symbol: FFNOX

Start date: June 29, 1999

Size: as of February 28, 2001, more than $318 million

Manager: Jennifer Farrelly, since inception; manager, various structured portfolios for Fidelity Management Trust Company; various Fidelity and Spartan domestic equity index funds, 1994-1997; joined Fidelity in 1988

3

Annual Report

Investment Changes

Fund Holdings as of February 28, 2001
	% of fund's investments	% of fund's investments 6 months ago	Targeted investment allocation
Spartan® 500 Index Fund	54.2%	55.3%	55.0%
Spartan Extended Market Index Fund	14.3	15.8	15.0
Spartan International Index Fund	15.0	14.4	15.0
Fidelity U.S. Bond Index Fund	16.4	14.5	15.0
Cash Equivalents	0.1	0.0	0.0
	100.0%	100.0%	100.0%
Asset Allocation (% of fund's investments)
As of February 28, 2001	As of August 31, 2000
Domestic Equity Funds 68.5%	Domestic Equity Funds 71.1%
International Equity Fund 15.0%	International Equity Fund 14.4%
Investment Grade Fixed-Income Fund 16.4%	Investment Grade Fixed-Income Fund 14.5%
Cash Equivalents 0.1%	Cash Equivalents 0.0%

Annual Report

Investments February 28, 2001

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 83.5%
	Shares	Value (Note 1)
Domestic Equity Funds - 68.5%
Spartan 500 Index Fund	2,020,184	$ 172,483,330
Spartan Extended Market Index Fund	1,838,140	45,530,719
TOTAL DOMESTIC EQUITY FUNDS		218,014,049
International Equity Funds - 15.0%
Spartan International Index Fund	1,628,656	47,833,615
TOTAL EQUITY FUNDS (Cost $303,604,248)		265,847,664
Fixed-Income Funds - 16.4%

Investment Grade Fixed-Income Funds - 16.4%
Fidelity U.S. Bond Index Fund (Cost $49,937,280)	4,869,809	52,204,355
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 5.39%, dated 2/28/01 due 3/1/01 (Cost $173,000)	$ 173,026	173,000
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $353,714,528)		$ 318,225,019
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $354,389,382. Net unrealized depreciation aggregated $36,164,363, of which $2,138,639 related to appreciated investment securities and $38,303,002 related to depreciated investment securities.

The fund hereby designates approximately $988,000 as a capital gain dividend for the purpose of the dividend deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including repurchase agreements of $173,000) (cost $353,714,528) - See accompanying schedule		$ 318,225,019
Cash		771
Receivable for underlying fund shares sold		56,193
Receivable for Four-in-One Index Fund shares sold		226,278
Dividends receivable		270,347
Total assets		318,778,608
Liabilities
Payable for underlying fund shares purchased	$ 270,399
Payable for Four-in-One Index Fund shares redeemed	452,466
Accrued management fee	22,267
Total liabilities		745,132
Net Assets		$ 318,033,476
Net Assets consist of:
Paid in capital		$ 353,135,197
Undistributed net investment income		988,166
Accumulated undistributed net realized gain (loss) on investments		(600,378)
Net unrealized appreciation (depreciation) on investments		(35,489,509)
Net Assets, for 13,455,083 shares outstanding		$ 318,033,476
Net Asset Value, offering price and redemption price per share ($318,033,476 ÷ 13,455,083 shares)		$23.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2001
Investment Income Income distributions from underlying funds		$ 6,394,308
Interest		10,707
Total income		6,405,015
Expenses
Management fee	$ 345,141
Non-interested trustees' compensation	1,182
Total expenses before reductions	346,323
Expense reductions	(69,634)	276,689
Net investment income		6,128,326
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(911,286)
Capital gain distributions from underlying funds	2,998,164	2,086,878
Change in net unrealized appreciation (depreciation) on investment securities		(45,841,805)
Net gain (loss)		(43,754,927)
Net increase (decrease) in net assets resulting from operations		$ (37,626,601)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2001	June 29, 1999 (commencement of operations) to February 29, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 6,128,326	$ 2,052,041
Net realized gain (loss)	2,086,878	632,523
Change in net unrealized appreciation (depreciation)	(45,841,805)	10,352,296
Net increase (decrease) in net assets resulting from operations	(37,626,601)	13,036,860
Distributions to shareholders From net investment income	(6,542,351)	(1,846,887)
In excess of net investment income	(852,860)	-
From net realized gain	(1,269,882)	-
Total distributions	(8,665,093)	(1,846,887)
Share transactions Net proceeds from sales of Four-in-One Index Fund shares	144,497,984	339,727,353
Reinvestment of distributions	8,195,586	1,763,136
Cost of Four-in-One Index Fund shares redeemed	(103,331,120)	(37,717,742)
Net increase (decrease) in net assets resulting from share transactions	49,362,450	303,772,747
Total increase (decrease) in net assets	3,070,756	314,962,720
Net Assets
Beginning of period	314,962,720	-
End of period (including undistributed net investment income of $988,166 and $414,025, respectively)	$ 318,033,476	$ 314,962,720
Other Information Shares
Sold	5,370,538	12,989,339
Issued in reinvestment of distributions	324,160	65,229
Redeemed	(3,874,888)	(1,419,295)
Net increase (decrease)	1,819,810	11,635,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.07	$ 25.00
Income from Investment Operations
Net investment income D	.47	.37
Net realized and unrealized gain (loss)	(3.23)	1.94
Total from investment operations	(2.76)	2.31
Less Distributions
From net investment income	(.50)	(.24)
In excess of net investment income	(.07)	-
From net realized gain	(.10)	-
Total distributions	(.67)	(.24)
Net asset value, end of period	$ 23.64	$ 27.07
Total Return B, C	(10.35)%	9.24%
Ratios and Supplemental Data (amounts do not include the activity of the underlying funds)
Net assets, end of period (000 omitted)	$ 318,033	$ 314,963
Ratio of expenses to average net assets	.08% F	.08% A, F
Ratio of net investment income to average net assets	1.77%	2.20% A
Portfolio turnover rate	23%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period June 29, 1999 (commencement of operations) to February 29, 2000.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2001

1. Significant Accounting Policies.

Fidelity Four-in-One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust. The fund primarily invests in a combination of Fidelity index funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). The underlying Fidelity stock index funds are sub-advised by Bankers Trust (BT). Effective May 1, 2001, Deutsche Asset Management, Inc. (DAMI) will serve as sub-adviser of the underlying Fidelity stock index funds. BT and DAMI are both wholly owned indirect subsidiaries of Deutsche Bank AG. All personnel currently employed by BT in managing the underlying Fidelity stock index funds will be employed by DAMI in substantially the same capacity.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting
Policies - continued

Distributions to Shareholders - continued

redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is paid to the fund, is then paid to the underlying funds with short-term trading fees. For the period, the fund received $50,162, of which $25,664, $10,499, and $13,999 was paid to Spartan 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

Security Transactions. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Funds' shares aggregated $127,435,073 and $77,390,886, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. The fund pays a management fee to Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Strategic Advisers receives a fee that is computed daily at an annual rate of .10% of the fund's average net assets. The management fee paid to Strategic Advisers by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the non-interested trustees and certain exceptions such as interest, taxes, brokerage commissions, and extraordinary expenses. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund's average net assets.

5. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .08% of the fund's average net assets. For the period, the reimbursement reduced expenses by $69,331.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $303 under this arrangement.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Oxford Street Trust and the Shareholders of Fidelity Four-in-One Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Four-in-One Index Fund (a fund of Fidelity Oxford Street Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Four-in-One Index Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
April 6, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Four-In-One Index Fund voted to pay on April 9, 2001, to shareholders of record at the opening of business on April 06, 2001, a distribution of $.03 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.05 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 9.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 30% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Jennifer G. Farrelly, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

Abigail P. Johnson

General Distributor

Fidelity Distributors Corporation
Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Bank of New York
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IDV-ANN-0401 130317
1.739303.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com